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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 7, 2001

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                           DAL-TILE INTERNATIONAL INC.
             (Exact name of Registrant as specified in its charter)


         DELAWARE                     33-64140                  13-3548809
     (State or other           (Commission File Number)      (I.R.S. Employer
jurisdiction of incorporation)                            Identification Number)

    7834 HAWN FREEWAY                                              75217
      DALLAS, TEXAS                                              (Zip code)
 (Address of principal
   executive offices)


        Registrant's telephone number, including area code: (214) 398-1411

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)




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ITEM 5.  OTHER EVENTS.

         Dal-Tile International Inc. ("Dal-Tile") is filing the following information for the purpose of incorporating it by reference into the Registration Statement on Form S-4 to be filed by Mohawk Industries, Inc. ("Mohawk") on December 7, 2001. The Registration Statement includes the joint proxy statement-prospectus regarding the proposed acquisition of Dal-Tile by Mohawk pursuant to the terms of the Merger Agreement, dated November 19, 2001, by and among Dal-Tile, Mohawk and Maverick Merger Sub, Inc.

                                  RISK FACTORS

    YOU SHOULD CAREFULLY CONSIDER THE RISKS DESCRIBED BELOW. IF ANY OF THE FOLLOWING EVENTS ACTUALLY OCCURS, OUR BUSINESS, FINANCIAL CONDITION OR RESULTS OF OPERATIONS COULD BE MATERIALLY ADVERSELY AFFECTED.

RISKS RELATING TO OUR INDUSTRY AND OUR BUSINESS

OUR INDUSTRY IS CYCLICAL AND PROLONGED DECLINES IN RESIDENTIAL OR COMMERCIAL CONSTRUCTION ACTIVITY COULD HAVE A MATERIAL ADVERSE EFFECT ON OUR BUSINESS.

    The U.S. ceramic tile industry is highly dependent on residential and commercial construction activity--new construction as well as remodeling. This construction activity is cyclical in nature and a prolonged decline in residential or commercial construction could have a material adverse effect on our business, financial condition and results of operations. Construction activity is significantly affected by numerous factors, all of which are beyond our control, including:

    - national and local economic conditions;

    - interest rates;

    - housing demand;

    - employment levels;

    - changes in disposable income;

    - financing availability;

    - commercial rental vacancy rates;

    - federal and state income tax policies; and

    - consumer confidence.

    The U.S. construction industry has experienced significant downturns in the past, which have adversely affected suppliers to the industry, including suppliers of ceramic tile. We cannot assure you that the industry will not experience similar downturns in the future.

WE FACE INTENSE COMPETITION IN OUR INDUSTRY, WHICH COULD DECREASE DEMAND FOR OUR
  PRODUCTS.

    Our industry is highly fragmented and competitive. We face competition from a large number of domestic and foreign manufacturers and independent distributors of ceramic tile. In addition, our products compete with numerous other wall and floor coverings for residential and commercial uses, including carpet, resilient flooring, wood flooring, laminates, stone, wallpaper, wood paneling, paint and other products. Some of our existing and potential competitors may be larger and have greater resources and access to capital than we do. Maintaining our competitive position may require us to make substantial investments in our product development efforts, manufacturing facilities, distribution network and sales and marketing activities. Competitive pressures may also result in decreased demand for our products and in the loss of market share. In addition, we face, and will continue to face, pressure on sales prices of our products from competitors, as well as from large customers. As a result of these pricing pressures, we may in the future experience reductions in the profit margins on sales.

    In 1999, approximately 75% of U.S. ceramic tile unit sales consisted of imports, including ceramic tile manufactured at our Monterrey, Mexico facility and sold by us in the United States. Production from our Mexican facility accounted for approximately 7% of U.S. ceramic tile unit sales in 2000. In

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recent years, imports have accounted for an increasing proportion of U.S.
ceramic tile sales. Consequently, changes in exchange rates or global economic conditions could affect our competitive position with respect to our foreign competitors.

WE RELY ON THIRD PARTY SUPPLIERS FOR RAW MATERIALS, AND IF WE WERE UNABLE TO OBTAIN THESE MATERIALS ON A TIMELY BASIS, OUR BUSINESS COULD BE MATERIALLY ADVERSELY AFFECTED.

    Our business is dependent upon a continuous supply of raw materials from third party suppliers. The principal raw materials used in our manufacturing operations include talc, clay, impure nepheline syenite, pure nepheline syenite and various glazes, including frit (ground glass), zircon, stains and other materials. We purchase all of our impure nepheline syenite requirements from Minnesota Mining and Manufacturing Company and all of our pure nepheline syenite requirements from Unimin Corporation. Unimin is the only major supplier of pure nepheline syenite in North America. An extended interruption in the supply of these or other raw materials used in our business or in the supply of suitable substitute materials would disrupt our operations, which could have a material adverse affect on our business, financial condition and results of operations. Manufacturing and delivery problems may occur with our suppliers and they may fail to supply materials to us on a timely basis, or may supply us with materials that do not meet our quality, quantity or cost requirements. In addition, we cannot assure you that suitable alternative suppliers or substitute materials will be available in the future.

WE MAY BE UNABLE TO PASS ON TO OUR CUSTOMERS INCREASES IN THE COSTS OF RAW MATERIAL AND ENERGY.

    Significant increases in the costs of raw materials and natural gas used in the manufacture of our products could materially adversely affect our operating margins and our business, financial condition and results of operations. We purchase talc, clay, impure nepheline syenite, pure nepheline syenite, frit, zircon, stains and other materials from third party suppliers. In addition, we also purchase significant amounts of natural gas to supply the energy required in our production process. The prices of these raw materials and of natural gas vary with market conditions. Our ability to pass on increases in the costs of raw materials and natural gas to our customers is, to a large extent, dependent upon the rate and magnitude of any increase and on market conditions for our products. There have been in the past, and may be in the future, periods of time during which increases in these costs cannot be recovered.

WE ARE HEAVILY DEPENDENT ON THIRD PARTY TRANSPORTATION, WHICH SUBJECTS US TO RISKS WE CANNOT CONTROL AND WHICH MAY ADVERSELY AFFECT OUR BUSINESS.

    We rely heavily on railroads and trucking and other transportation companies to transport raw materials to our manufacturing facilities, to import finished goods for resale and to ship finished product throughout our distribution system and to our customers. These companies are subject to various risks, including extreme weather conditions, work stoppages and strikes and operating hazards. If any of these events occur, we may experience delays or interruptions in transportation or significant increases in related costs. If we are unable to arrange efficient alternatives and timely means to obtain raw materials and finished goods or to ship our goods, our business, financial condition and results of operations could be materially adversely affected.

OUR BUSINESS COULD BE ADVERSELY AFFECTED BY LABOR DISPUTES.

    Approximately 10% of our employees in the United States are represented by unions under collective bargaining agreements with the United Steelworkers of America International Union, which expire in November 5, 2002 and February 1, 2004. Approximately 90% of our employees in Mexico are

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represented by a union under a collective bargaining agreement with the
Sindicato Industrial de Trabajadores y Empleados del Estado de Nuevo Leon, which expires in December 2001 and which we expect to be renegotiated in January 2002. Although we consider our relations with our employees to be generally good, we cannot assure you that we will not experience work stoppages, strikes or slowdowns in the future. A prolonged work stoppage, strike or slowdown could have a material adverse effect on our business, financial condition and results of operations. In addition, we cannot assure you that, upon expiration of any of our existing collective bargaining agreements, new agreements will be reached without union action or that any new agreement will be on terms satisfactory to us. Moreover, we cannot assure you that our non-union facilities will not become subject to labor union organizing efforts. If any of our current non-union facilities were to unionize, we would incur increased risk of work stoppages, and possibly higher labor costs.

OUR BUSINESS WOULD BE ADVERSELY AFFECTED IF WE WERE UNABLE TO MAINTAIN OUR RELATIONSHIP WITH MAJOR HOME CENTER RETAILERS.

    Approximately 9.5% of our revenues in fiscal 2000 were derived from sales to Home Depot and Lowe's. We believe our relationships with Home Depot and Lowe's are good, but we cannot assure you that we will be able to maintain these relationships. The loss of Home Depot or Lowe's as a customer or a significant reduction in sales to these customers could have a material adverse affect on our business, financial condition and results of operations.


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WE HAVE BEEN, AND MAY IN THE FUTURE BE, SUBJECT TO CLAIMS AND LIABILITIES UNDER
ENVIRONMENTAL, HEALTH AND SAFETY LAWS AND REGULATIONS.

    Our operations are subject to federal, state, local and foreign environmental, health and safety laws and regulations, including those governing air emissions, wastewater discharges, and the use, storage, treatment and disposal of hazardous materials. Compliance with current laws and regulations has not had, and is not expected to have, a material adverse effect on us, including with respect to our capital expenditures, earnings and competitive position. However, the applicable requirements under these laws are subject to amendment, to the imposition of new or additional requirements and to changing interpretations of agencies or courts. We cannot assure you that new or additional requirements will not be imposed, or that expenditures, including material expenditures, will not be required to comply with these regulations.

    The nature of our operations and previous operations by others at real property currently or formerly owned or operated by us and the disposal of waste at third party sites exposes us to the risk of claims under environmental, health and safety laws and regulations, and we cannot assure you that material costs or liabilities will not be incurred in connection with such claims. We have been, and will continue to be, subject to these claims, and have provided adequate reserves for the activities that we have determined to be both probable and reasonably estimable. Based on our experience to date, and various indemnification rights, we do not believe that those existing claims will have any material effect on our business, operating results or financial condition.

    We cannot assure you that the discovery of presently unknown environmental conditions, changes in environmental, health, and safety laws and regulations, enforcement of existing or new requirements or other unanticipated events will not give rise to expenditures or liabilities, including fines or penalties, that may have a material effect, or that indemnification will be available or sufficient to cover all costs.

WE RELY ON OUR MONTERREY, MEXICO PLANT FOR A SIGNIFICANT PORTION OF OUR MANUFACTURING CAPACITY.

    Our largest manufacturing facility, which we believe to be one of the lowest-cost facilities in the ceramic tile industry, is located in Monterrey, Mexico and represents approximately 44% of our total manufacturing capacity. This facility contains five distinct manufacturing plants, three of which produce ceramic tile, one which produces frit used in the production of manufactured tile and one which produces refractories. We are increasing our manufacturing capacity outside of the Monterrey facility; however, a significant interruption in our manufacturing at this facility could have a material adverse effect on our business, financial condition and results of operations.

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CHANGES IN INTERNATIONAL TRADE LAWS AND IN THE BUSINESS, POLITICAL AND
REGULATORY ENVIRONMENT IN MEXICO COULD MATERIALLY ADVERSELY AFFECT OUR BUSINESS.

    Our operations in Mexico include our Monterrey facility and contractual arrangements with Recumbrimientos Interceramic, S.A. de C.V., our Mexican joint venture. Accordingly, an event that has a material adverse impact on our Mexican operations may materially adversely affect our operations as a whole. The business, regulatory and political environments in Mexico differ from those in the United States and our Mexican operations are exposed to a number of inherent risks, including:

    - changes in international trade laws, such as the North American Free Trade Agreement, or NAFTA, affecting our import and export activities in Mexico;

    - changes in Mexican labor laws and regulations affecting our ability to hire and retain employees in Mexico;

    - currency exchange restrictions and fluctuations in the value of foreign currency;

    - potentially adverse tax consequences;

    - longer payment cycles;

    - greater difficulties in accounts receivable collection;

    - political conditions in Mexico;

    - unexpected changes in the regulatory environment in Mexico; and

    - changes in general economic conditions in Mexico.

    If any of the events described in these risks were to occur, it could have a material adverse effect on our business, financial condition and results of operations.

FUTURE EXCHANGE RATE FLUCTUATIONS OR INFLATION MAY ADVERSELY AFFECT OUR RESULTS OF OPERATIONS.

    Our Mexican facility, which is considered an extension of our U.S. operations, primarily provides ceramic tile to our U.S. distribution network and, to a more limited extent, sells ceramic tile in Mexico. In fiscal 2000, our Mexican facility's expenses represented approximately 9.0% of our consolidated expenses, while our sales in Mexico represented approximately 3.4% of our consolidated net sales. As a result, we have more peso-denominated expenses than revenues. This means that we realize a benefit when the peso devalues against the U.S. dollar, although this benefit may be offset by Mexican inflation. Any future increases in the Mexican inflation rate which are not offset by devaluation of the peso may negatively affect our results of operations. The Mexican peso has been, and may in the future be, subject to significant fluctuations. To the extent that the peso appreciates against the U.S. dollar, our business, financial condition and results of operations could be adversely affected.

    In addition, we purchase equipment for our manufacturing facilities and are increasingly purchasing products for distribution to our customers from suppliers based in various European countries, including porcelain tile from Dal Italia LLC, our Italian joint venture with EmilCeramica S.p.A. Because we have higher expenses than revenues in foreign currencies, any devaluation of the U.S. dollar as compared to foreign currencies could have an adverse effect on our business, financial condition and results of operations.

    We recognize foreign currency transaction and translation gains or losses in other income and expense. We use foreign currency forward contracts to hedge against a portion of currency risk associated with various foreign currencies. However, we cannot assure you that our hedging activities will be successful in eliminating or substantially reducing our exposure to fluctuations in the value of foreign currencies.

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WE COULD FACE INCREASED COMPETITION AS THE RESULT OF THE GENERAL AGREEMENT ON
TARIFFS AND TRADE AND THE NORTH AMERICAN FREE TRADE AGREEMENT.

    The United States is a party to the General Agreement on Tariffs and Trade, or GATT. Under GATT, the United States currently imposes import duties on ceramic tile imported from countries outside of North America at no more than 13%, to be reduced ratably to no less than 8.5% by 2004. Accordingly, as these duties decrease, GATT may stimulate competition from manufacturers in these countries which now export, or may seek to export, ceramic tile to the United States. We are uncertain what effect GATT may have on our operations.

    NAFTA, which was entered into by Canada, Mexico and the United States and became effective on January 1, 1994, has created the world's largest free-trade zone. NAFTA has, among other things, removed and will continue to remove, over a transition period, most normal customs duties imposed on goods traded among the three countries. In addition, NAFTA will remove or limit many investment restrictions, liberalize trade in services, provide a specialized means for settlement of, and remedies for, trade disputes arising under its laws and will result in new laws and regulations to further these goals. Although NAFTA lowers the tariffs imposed on our ceramic tile manufactured in Mexico and sold in the United States, it also may stimulate competition in the United States and Canada from manufacturers located in Mexico. For example, the United States currently imposes import duties on glazed ceramic tile from Mexico of approximately 8.8%, although these duties are being phased out ratably under NAFTA through 2008. We are uncertain what effect NAFTA may have on our operations.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      DAL-TILE INTERNATIONAL INC.




                                      By: /s/ Mark A. Solls
                                         -------------------------------------
                                      Name:   Mark A. Solls
                                      Title:  General Counsel


Date: December 7, 2001



















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